<?xml:namespace prefix = o ns = "urn:schemas-microsoft-com:office:office" />	SECURITIES AND EXCHANGE COMMISSION
<?xml:namespace prefix = st1 ns = "urn:schemas-microsoft-com:office:smarttags" />WASHINGTON, D.C.20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 7, 2008
SYNALLOY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-19687	57-0426694
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
	CroftIndustrial Park, P.O. Box 5627, Spartanburg, SC29304	29304
	(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (864) 585-3605

INAPPLICABLE

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS
	(c)	Exhibits
99 Synalloy Corporation Press Release dated February 7, 2008

Please see Exhibit 99 for Registrant's fourth quarter 2007 earnings release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

SYNALLOY CORPORATION

By: /S/ GREGORY M. BOWIE
Gregory M. Bowie
Vice President, Finance & Chief Financial Officer
Dated: February 8, 2008

Exhibit Number	Name
-------------	--------
99	Press Release of Synalloy Corporation dated February 7, 2008